ACCOUNTS RECEIVABLE AND OTHER	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of trade and other receivables [text block]	ACCOUNTS RECEIVABLE AND OTHER

AS AT DEC. 31 (MILLIONS)	Note	2020	2019
Accounts receivable	(a)	$10,113	$11,129
Prepaid expenses and other assets	(a)	6,335	5,636
Restricted cash	(b)	2,395	1,595
Sustainable resources		85	109
Total		$18,928	$18,469

The current and non-current balances of accounts receivable and other are as follows:

AS AT DEC. 31 (MILLIONS)	2020	2019
Current	$14,187	$13,862
Non-current	4,741	4,607
Total	$18,928	$18,469
a)    Accounts Receivable and Other Assets
Accounts receivable includes contract assets of $632 million (2019 – $682 million). Contract assets relate primarily to work-in-progress on our long-term construction services contracts for which customers have not yet been billed.
b)    Restricted Cash
Restricted cash primarily relates to the financing arrangements including defeasement of debt obligations, debt service accounts and deposits held by the company’s insurance operations across our segments.
c)    Sustainable Resources
Additions of $75 million is attributable to the plantation of soybeans throughout the year. Dispositions of $270 million in 2019 related to the sale of our investment in Acadian. No disposition incurred in 2020.
The following table presents the change in the balance of timberlands and other agricultural assets:

AS AT AND FOR THE YEARS ENDED DEC. 31 (MILLIONS)	2020	2019
Balance, beginning of year	$109	$333
Additions	75	77
Dispositions	—	(270)
Fair value adjustments	2	12
Decrease due to harvest	(61)	(39)
Foreign currency changes	(40)	(4)
Balance, end of year	$85	$109
The carrying values are based on external appraisals completed annually as at December 31. The appraisals utilize a combination of the discounted cash flow and sales comparison approaches to arrive at the estimated value. The significant unobservable inputs (Level 3) included in the discounted cash flow models used when determining the fair value of standing timber and agricultural assets include:

Valuation Techniques	Significant Unobservable Inputs	Relationship of Unobservable Inputs to Fair Value	Mitigating Factors
Discounted cash flow analysis	• Future cash flows	• Increases (decreases) in future cash flows increase (decrease) fair value	• Increases (decreases) in cash flows tend to be accompanied by increases (decreases) in discount rates that may offset changes in fair value from cash flows
	• Timber / agricultural prices	• Increases (decreases) in price increase (decrease) fair value	• Increases (decreases) in price tend to be accompanied by increases (decreases) in discount rates that may offset changes in fair value from price
	• Discount rate /terminal capitalization rate	• Increases (decreases) in discount rate or terminal capitalization rate decrease (increase) fair value	• Decreases (increases) in discount rates or terminal capitalization rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in fair value from rates
	• Exit Date	• Increases (decreases) in exit date decrease (increase) fair value	• Increases (decreases) in the exit date tend to be the result of changing cash flow profiles that may result in higher (lower) growth in cash flows prior to stabilizing in the terminal year
Key valuation assumptions include a weighted-average discount and terminal capitalization rate of 4.6% (2019 – 6.1%), and terminal valuation dates of up to 18 years (2019 – 21 years). Timber and agricultural asset prices were based on a combination of forward prices available in the market and price forecasts.